Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

      I, Sandro Natale, Interim Chief Executive Officer of Superclick, Inc. certify that:

      1. I have reviewed this Quarterly report on Form 10-QSB/A of Superclick, Inc.;

      2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

      3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Superclick of, and for, the periods presented in this quarterly report;

      4. Superclick's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))and internal control over financial reporting (as defined in Exchange Act Rules 13(a)-15(f) and 15d-15(f)) for Superclick and have;

            a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Superclick, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

            b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            c) evaluated the effectiveness of the Superclick's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            d) disclosed in this report any change in Superclick's internal control over financial reporting that occurred during Superclick's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Superclick's control over financial reporting; and

      5. Superclick's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Superclick's auditors and its board of directors:

            a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Superclick's ability to record, process, summarize and report financial information; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in Superclick's internal control over financial reporting.

Date: August 15, 2005


                                          /s/  Sandro Natale
                                         ------------------------------------
                                               Sandro Natale,
                                               Interim Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Todd M. Pitcher, Interim Chief Financial Officer of Superclick, Inc. certify that:

1. I have reviewed this Quarterly report on Form 10-QSB/A of Superclick, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Superclick as of, and for, the periods presented in this quarterly report;

4. Superclick's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for Superclick and have;

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to Superclick, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

      b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c) evaluated the effectiveness of Superclick's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosures controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      d) disclosed in this report any change in Superclick's internal control over financial reporting that occurred during Superclick's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Superclick's control over financial reporting; and

5. Superclick's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Superclick's auditors and its' board of directors:

      a) all significant deficiencies and material weaknesses in the design or operation in internal control over financial reporting which are reasonably likely to adversely affect Superclick's ability to record, process, summarize and report financial information; and

      d) any fraud, whether or not material, that involves management or other employees who have a significant role in Superclick's internal control over financial reporting.

Date: August 15, 2005


                                          /s/  Todd M. Pitcher
                                         ------------------------------------
                                              Todd M. Pitcher
                                              Interim Chief Financial Officer
                                              And Principal Accounting Officer

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Superclick, Inc. (the "Company") on Form 10-QSB/A for the quarter ending January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sandro Natale, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:  August 15, 2005                    /s/ Sandro Natale
                                          ------------------------
                                          Name Sandro Natale
                                          Title Interim Chief Executive Officer

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Superclick, Inc. (the "Company") on Form 10-QSB/A for the quarter ending January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd M. Pitcher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:  August 15, 2005                /s/ Todd M. Pitcher
                                         -----------------------
                                         Name  Todd M. Pitcher
                                        Interim Chief Financial Officer and
                                         Principal Accounting Officer